UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): JULY 15, 2004

                       TECHNOLOGY ACQUISITION CORPORATION
             (Exact Name of Registrant as specified in its Charter)

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
STATE OF NEVADA                    000-49635                 87-2099034
(State or Other Jurisdiction       (Commission File Number)  (IRS Employer Identification No.)
of Incorporation or Organization)
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       10600 N. DE ANZA BOULEVARD, SUITE 250, CUPERTINO, CALIFORNIA 95014

               (Address of Principal Executive Offices) (Zip Code)


                2807 ALLEN STREET, SUITE 713, DALLAS, TEXAS 75204

           (Address of Former Principal Executive Offices) (Zip Code)

             MR. JOHN KINNEY, 10600 N. DE ANZA BOULEVARD, SUITE 250,
                          CUPERTINO, CALIFORNIA 95014

                     (Name and Address of Agent for Service)

                            (408) 873-0400 EXT. 303

         (Telephone Number, Including Area Code, of Agent for Service)

ITEM 5.    OTHER EVENTS.

        On July 16, 2004, Technology Acquisition Corporation, a Nevada corporation ("TAC"), announced that it has entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") among Minrad, Inc., a Delaware corporation ("Minrad"), and Technology Acquisition Subsidiary, Inc., a Delaware corporation and a wholly-owned direct subsidiary of TAC ("Merger Sub"). Pursuant to the Reorganization Agreement and subject to the terms and conditions set forth therein, Minrad's shares will be exchanged for TAC's shares, and TAC will then be merged with and into Merger Sub, with Merger Sub being the surviving corporation of such merger (the "Merger").

        A copy of the joint press release announcing the execution of the Reorganization Agreement and related agreements was issued on July 16, 2004 and is attached hereto as Exhibit 99.1. A copy of the Reorganization Agreement is



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attached hereto as Exhibit 2.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)   Exhibits.

EXHIBIT
  NO.    EXHIBIT
-------  -----------------------------------------------------------------------
    2.1 Agreement and Plan of Plan of Reorganization, dated as of July 16, 2004 among Technology Acquisition Corporation, Minrad, Inc., and Technology Acquisition Subsidiary, Inc.

   99.1 Joint press release issued by Technology Acquisition Corporation and Minrad, Inc. on July 16, 2004



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 16, 2004              Technology Acquisition Corporation

                                    By: /s/  JOHN KINNEY
                                        ----------------------------------------
                                        John Kinney, President,
                                        Chief Executive Officer,
                                        and Chairman of the Board of Directors



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                                  EXHIBIT INDEX

EXHIBIT
  NO.    EXHIBIT
-------  -----------------------------------------------------------------------
    2.1 Agreement and Plan of Plan of Reorganization, dated as of July 16, 2004, among Technology Acquisition Corporation, Minrad, Inc., and Technology Acquisition Subsidiary, Inc.

   99.1 Joint press release issued by Technology Acquisition Corporation and Minrad, Inc. on July 16, 2004

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    Item 5. Other Events.
    Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

SIGNATURES

EXHIBIT INDEX